SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 15, 1999


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


         Delaware                   0-22624                 05-0473908
         Delaware                   1-11432                 05-0475617
         Delaware                   1-11436                 22-3182164
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


1000 Columbia Avenue, Linwood, PA                              19061
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On December 15, 1999, Foamex International Inc. (the "Company") announced that the previously disclosed Letter of Intent with Sorgenti Chemical Industries, LLC and Liberty Partners Holdings 20, LLC has expired by its terms. The Sorgenti Group submitted a revised bid at a price and on terms that were less favorable than those contained in the Letter of Intent and the Negotiating Committee of the Company's Board of Directors rejected the revised bid. The Letter of Intent provided for a business combination at $11.50 per share in cash for all of the Company's outstanding common shares, subject to due diligence and execution of a definitive agreement. As no such agreement has been reached, the Letter of Intent expired.

     The Company also said that the previously announced due diligence review for a possible business combination led by John G. Johnson Jr., the President and Chief Executive Officer of the Company, is ongoing. Mr. Johnson has informed the Board of Directors that he is working with significant sources of funding for the possible transaction. However, no formal proposal has been made to the Company by Mr. Johnson, and there can be no assurance that any transaction will take place with Mr. Johnson's group or any other party.

     The press release concerning these announcements is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit              Description

                99 Press release of Foamex International Inc., dated December 15, 1999


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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 29, 1999

                                    FOAMEX INTERNATIONAL INC.



                                    /s/ John G. Johnson Jr.
                                    --------------------------------------------
                                    Name:  John G. Johnson Jr.
                                    Title: President and Chief Executive Officer



                                    FOAMEX L.P.

                                    BY FMXI, INC.
                                     its Managing General Partner

                                    /s/ George L. Karpinski
                                    --------------------------------------------
                                    Name:  George L. Karpinski
                                    Title:  Vice President



                                    FOAMEX CAPITAL CORPORATION

                                    /s/ George L. Karpinski
                                    --------------------------------------------
                                    Name:  George L. Karpinski
                                    Title:  Vice President